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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                       August 30, 2002 (August 28, 2002)



                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



          1-983                                             25-0687210
  (Commission File Number)                     (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                    46545-3440
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         574-273-7000

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ITEM 5. FINANCIAL STATEMENTS AND EXHIBITS

National Steel Corporation issued press releases on August 28, 2002 and August 29, 2002 announcing the following actions:

     (1)  National Steel Corporation Chapter 11 update and July 2002 results

     (2)  National Steel Corporation corrects reported July 2002 EBITDA.

Copies of these press releases are attached hereto as Exhibit 99.1 and 99.2, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1   Press release dated August 28, 2002.

Exhibit 99.2   Press release dated August 29, 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NATIONAL STEEL CORPORATION

Date:  August 30, 2002    By:  /s/ Kirk A. Sobecki
                             ---------------------------------------------------
                               Kirk A. Sobecki
                               Senior Vice President and Chief Financial Officer